INTANGIBLE ASSETS, NET (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013		Sep. 30, 2012
Finite-Lived Intangible Assets [Line Items]
Land-use rights	$ 690		$ 670
Less: accumulated amortization	(58)		(37)
Intangible assets, net	$ 632	[1]	$ 633	[1]

[1]	*All of the VIE’s assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company’s general assets (Note 3).